MARRIOTT INTERNATIONAL FOURTH QUARTER 2017 EARNINGS CONFERENCE CALL

FORWARD-LOOKING STATEMENTS NOTE ON FORWARD-LOOKING STATEMENTS: This document contains “forward-looking statements” within the meaning of federal securities laws, including our RevPAR, profit margin and earnings outlook and assumptions; the number of lodging properties we expect to add to or remove from our system in the future; our expectations about investment spending and tax rate; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our most recent quarterly report on Form 10-Q or annual report on Form 10-K. Risks that could affect forward-looking statements in this document include changes in market conditions; changes in global and regional economies; supply and demand changes for hotel rooms; competitive conditions in the lodging industry; relationships with clients and property owners; the availability of capital to finance hotel growth and refurbishment; the extent to which we can continue to successfully integrate Starwood and realize the anticipated benefits of combining Starwood and Marriott; changes to our provisional estimates of the impact of the U.S. Tax Cuts and Jobs Acts of 2017; and changes to our estimates of the impact of the new revenue recognition accounting standard. Any of these factors could cause actual results to differ materially from the expectations we express or imply in this document. We make these forward-looking statements as of February 14, 2018. We undertake no obligation to publicly update or revise any forward- looking statement, whether as a result of new information, future events or otherwise. 2

• More than 6,500 properties • Broad choice from 30 brands • Aspirational destinations • Leading loyalty programs • Effective and efficient sales and marketing channels • Operating know-how delivers high guest satisfaction and hotel profitability for owners and franchisees SEIZING THE OPPORTUNITY 3

SUBSTANTIAL ROOMS GROWTH Sheraton Petaling Jaya Hotel, Malaysia Delta Hotels by Marriott Riverfront, South Sioux City, NE The Westin Chattanooga, TN The Ritz-Carlton, Koh Samui, Thailand Moxy London Stratford 4

5 SIGNIFICANT BENEFITS OF SCALE • Mobile check-in and check-out added to 1,600 hotels • Global GuestVoice system rollout • Marriott Moments • Alibaba joint venture • House profit margins up 80 bps • Integration cost savings • Procurement • OTA commissions • Loyalty costs 2017 ACCOMPLISHMENTS

POWERFUL LOYALTY PROGRAMS • Nearly 110 million members  • Member stays represent over half of  occupied rooms • Lower charge‐out rate to owners in  2017 and 2018 • Harmonize program terms in 2018 • New credit card agreements with  improved terms • New credit cards expected in 2018 6

7 SIGNIFICANT BENEFITS OF SCALE Continued cost savings • Group intermediary savings • Revenue management focus on profits • More procurement and benchmarking initiatives • Lower loyalty costs COMING SOON

8 REVPAR RESULTS & OUTLOOK Systemwide Comparable 2017 Fourth Quarter 2017 Full Year 2018E Full Year North America 3.9% 2.1% 1% to 2% Asia Pacific 7.2% 6.8% Mid-single digit rate Caribbean & Latin America 5.6% 4.0% Low-single digit rate Europe 5.4% 7.2% Mid-single digit rate Middle East & Africa 5.7% 2.0% Flat International 6.2% 5.9% 3% to 5% Worldwide 4.6% 3.1% 1% to 3%

9 FOURTH QUARTER 2017 AVENDRA SALE & TAX REFORM IMPACT AVENDRA SALE Marriott Share of Proceeds $659 Gain $659 Tax on Gain COMBINED IMPACT Net Income ($167) Diluted EPS ($0.45) ($ millions, except EPS) TAX REFORM Transition Tax Deferred Tax Liabilities Other Tax Impact $159 $19 ($745) ($259)

10 FOURTH QUARTER 2017 Total fees Owned, leased, and other, net Depreciation, amortization, and other General, administrative, and other Operating income Gains/(losses) and other income Net interest expense Equity in earnings Income before income taxes Provision for income taxes Net income Fully diluted EPS Unit & RevPAR growth & higher non-property fees Sale of 4 hotels Litigation reserves in 2017; favorable litigation settlement in 2016 $865 95 (72) (259) $629 (2) (58) 10 $579 (164) $415 $1.12 Q4 2017 As Adjusted Q4 2016 As Adjusted B/(W) $773 109 (71) (234) $577 2 (62) 2 $519 (185) $334 $0.85 12% (13)% (1)% (11)% 9% NM 6% 400% 12% 11% 24% 32% ($ millions, except EPS)

11 PERFORMANCE VERSUS GUIDANCE Fourth Quarter Adjusted Diluted EPS Guidance as of November 7, 2017 Total fee revenue Owned, leased, and other, net General, administrative, and other Net interest expense Equity in earnings Provision for income taxes Outperformance at midpoint $1.12 $0.98 to $1.00 $0.06 0.01 0.01 0.01 0.07 $0.13 (0.03) RevPAR at top of range, strong margins, higher branding & relicensing fees Stock compensation tax benefit, favorable mix of business, favorable discrete items Litigation reserves, higher development expenses

NEW REVENUE RECOGNITION RULES New Rule Old Rule 1. Contract Investment   Amortization Reduction of Fee Revenue Included in Depreciation, Amortization &  Other 2. Pre‐opening Services Revenues and direct costs are deferred and  recognized over the initial term of the  management or franchise agreement Recognized over the pre‐opening services  period or as the costs were incurred 3. Incentive Management Fees Recognized to extent it is probable that the  fees will not be reversed later in the year Recognized year‐to‐date as if the management  agreement ended at quarter‐end 4. Franchise Application &  Relicensing Fees Deferred and recognized over the initial term  of the franchise agreement Recognized at hotel opening or relicensing 5. Development Costs Capitalize only incremental costs (paid only if  deal is signed) that are specifically related to  the deal and amortize over the initial term of  the management or franchise agreement Direct costs of the team working on the deal  capitalized and amortized over the initial term  of the management or franchise agreement 6. Centralized Programs & Services  (Part of Cost Reimbursements  and Reimbursed Costs) Recognize timing differences on income  statement Recognize timing differences on balance sheet 12

13 FIRST QUARTER REVPAR OUTLOOK Systemwide Comparable 2018E First Quarter North America Flat to up 2% Asia Pacific Mid-single digit rate Caribbean & Latin America Mid-single digit rate Europe Mid-single digit rate Middle East & Africa Flat International 3% to 5% Worldwide 1% to 3%

2018 OUTLOOK Fee revenues Contract Investment Amortization Owned, leased and other revenue, net of direct expenses Depreciation, amortization, and other expenses General, administrative, and other expenses Operating income Gains and other income Net interest expense Equity in earnings (losses) Earnings per share Effective tax rate Adjusted EBITDA Full Year 2018E Outlook $3,535 to $3,620 Approx. $55 $285 to $295 Approx. $230 $935 to $945 $2,590 to $2,695 Approx. $45 Approx. $305 Approx. $40 $5.11 to $5.34 22% $3,315 to $3,420 14 ($ millions, except EPS) $3,560 to $3,645 Approx. $0 $310 to $320 Approx. $295 $925 to $935 $2,640 to $2,745 Approx. $45 Approx. $305 Approx. $40 $5.22 to $5.45 $3,375 to $3,480 Full Year 2018E Excluding the Impact of the New Revenue Standard

15 2018 OUTLOOK • Excludes P&L impact of Avendra spending, merger- related costs, and timing of centralized programs and services • $600 to $700 million investment spending • Assumes no further asset sales • Approximately $2.5 billion return to shareholders

16 QUESTIONS & ANSWERS